                                                                    Exhibit 10.1

                               ANYDAY.COM, INC.

                           1999 STOCK INCENTIVE PLAN


1.   PURPOSES OF THE PLAN.

     The purposes of this 1999 Stock Incentive Plan of AnyDay.com, Inc. (the "Company") are to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain employees, directors, consultants and advisors of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company to selected employees, directors, consultants and advisors of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.   DEFINITIONS.

     (a) "Accelerate," "Accelerated," and "Acceleration," when used with respect to an Option, mean that, as of the relevant time of reference, 50% of any shares subject to such Option that are at such time not "vested" shall become immediately exercisable and the remaining shares not "vested" shall continue to vest as set forth in the applicable Option agreement.

     (b)  "Acquisition" means

               (i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons who held those securities immediately prior to such transaction, or

               (ii) the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more persons (other than any wholly owned subsidiary of the Company) in a single transaction or series of related transactions.

     (c) "Beneficial Ownership" means beneficial ownership determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act.

     (d)  "Board" means the Board of Directors of the Company.

     (e) "Change in Control" means the date on which any individual, corporation, partnership or other person or entity (together with its "Affiliates" and "Associates," as defined in Rule 12b-2 under the Exchange Act "beneficially owns" (as defined in Rule 13d-3 under the Exchange Act) in the aggregate 50% or more of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors of the Company.

     (f) "Committee" means the Compensation Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the "Committee" shall mean the Board acting in such capacity.

     (g) "Common Stock" means the authorized Common Stock of the Company, par value $.001 per share.

     (h)  "Company" means AnyDay.com, Inc.

     (i) "Eligible Person" means any person who is, at the time of the grant of an Option or Restricted Stock Award, an employee (including officers and employee directors), director, consultant or advisor of the Company or any Subsidiary.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

     (k) "Fair Market Value" means the value of a share of Common Stock as of the relevant time of reference, determined as follows. If the Common Stock is then publicly traded, Fair Market Value shall be (i) the last sale price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price of the Common Stock reported in the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in the NASDAQ National Market System. If the Common Stock is not then publicly traded, Fair Market Value shall be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms'-length private transactions.

     (l) "Hostile Takeover" means a change in ownership of the Company effected through the following transaction:

               (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, and

               (ii) more than 50% of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Company who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act.

     (m) "Incentive Stock Option" means an Option intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code and regulations thereunder.

     (n) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

     (o)  "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

     (p) "Participant" means any Eligible Person selected to receive an Option or Restricted Stock Award pursuant to Section 5 or any Permitted Transferee to whom an Option or restricted shares of Common Stock granted pursuant to a Restricted Stock Award have been transferred in accordance with Section 9.

     (q) "Permitted Transferee" means any immediate family member of a person to whom an Option or Restricted Stock Award has been granted pursuant to Section 5 or a trust maintained exclusively for the benefit of, or partnership all of the interests in which are held by, one or more of such immediate family members.

     (r) "Plan" means this 1999 Stock Incentive Plan as set forth herein and as amended and/or restated from time to time.

     (s) "Restricted Stock Award" means a right to the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable, except in accordance with Section 9(e), and subject to substantial risk of forfeiture until specific conditions of continuing employment or performance are met.

     (t) "Subsidiary" means any subsidiary corporation (as defined in Section 424 of the Internal Revenue Code) of the Company.

     (u) "Takeover Price" means, with respect to any Incentive Stock Option, the Fair Market Value per share of Common Stock on the date such Option is surrendered to the Company in connection with a Hostile Takeover, or in the case of a Nonqualified Stock Option, such Fair Market Value or, if greater, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Takeover.

3.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     (a) Subject to adjustment in accordance with the provisions of Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Options or Restricted Stock Awards under the Plan shall not exceed 1,040,567 shares.

     (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company.

     (c) If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in Section 3(a) and may again be made subject to Options or Restricted Stock Awards.

4.   ADMINISTRATION OF THE PLAN.

     (a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

     (b) The Plan will be administered by the Committee, which shall consist of two or more persons. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee shall make all determinations required under the Plan, including the Eligible Persons to whom, and the time or times at which, Options or Restricted Stock Awards may be granted, the exercise price or purchase price (if any) of each Option or Restricted Stock Award, whether each Option is intended to qualify as an Incentive Stock Option or a Nonqualified Stock Option, and the number of shares subject to each Option or Restricted Stock Award. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of the Option or Restricted Stock Award instruments, and (iii) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

     (c) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Option or Restricted Stock Award granted under it.

5.   GRANTS.

     (a) The Committee shall determine and designate from time to time those Eligible Persons who are to be granted Options or Restricted Stock Awards, the type of each Option to be granted and the number of shares covered thereby or issuable upon exercise thereof, and the number of shares covered by each Restricted Stock Award. Each Option and Restricted Stock Award will be evidenced by a written agreement or instrument and may include any other terms and conditions consistent with the Plan, as the Committee may determine.

     (b) No person will be eligible for the grant of an Incentive Stock Option who owns or would own immediately before the grant of such Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent corporation or Subsidiary. This will not apply if, at the time such Incentive Stock Option is granted, its exercise price is at least 110% of the Fair Market Value of the Common Stock and by its terms, it is not exercisable after the expiration of five years from the date of grant.

6.   TERMS AND CONDITIONS OF STOCK OPTIONS.

     (a) The price at which Common Stock may be purchased by a Participant under an Option shall be determined by the Committee; provided, however, that the purchase price under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Option.

     (b) Each Option shall be exercisable at such time or times, during such periods, and for such numbers of shares as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Option grant (subject to Acceleration by the Committee, in its discretion). The Option shall expire no later than three months following termination of the optionee's employment or consulting relationship with the Company or a Subsidiary, except in the event that such termination is due to death or disability, in which case the Option may be exercisable for a maximum of twelve months after such termination. In any event, the Option shall expire no later than the tenth anniversary of the date of grant.

     (c) Unless the Compensation Committee otherwise determines (whether at the time the Option is granted or, if the Option is a Nonqualified Stock Option, thereafter), upon the exercise of an Option the purchase price will be payable in full in cash.

     (d) Incentive Stock Options may be granted under the Plan only to employees of the Company or one of its Subsidiaries, and the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by the Internal Revenue Code. Any Options that purport to be Incentive Stock Options but which are granted to persons other than employees of the Company or one of its Subsidiaries shall be, and any Options that purport to be Incentive Stock Options but are granted in amounts in excess of those specified in this Section 6(d), shall to the extent of such excess be, Nonqualified Stock Options.

     (e) Subject to the short-swing profit restrictions of the Federal securities laws, if applicable, each Option granted to any officer of the Company may provide that upon the occurrence of a Hostile Takeover, such Option will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be made within five days after the consummation of the Hostile Takeover. No subsequent approval of the Committee or of the Board shall be required in connection with such Option cancellation and cash distribution.

7.   TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

     (a) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred for such consideration (which may consist wholly of services) as the Committee may determine, and will be subject to the following conditions:

          (i)   Unless the Committee determines otherwise in accordance with
     Section 9(e), the shares may not be sold, transferred, or otherwise alienated or hypothecated, except to the Company, until the restrictions thereon, if any, are removed or expire.

          (ii) The Committee shall provide in the agreement or instrument evidencing the grant of the Restricted Stock Awards that the certificates representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will be held in escrow by the Company until the restrictions on the shares lapse in accordance with the provisions of subsection (b) of this Section 7.

          (iii) Each certificate representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will bear a legend making appropriate reference to the restrictions thereon, if any.

          (iv) The Committee may impose such other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

     (b) Any restrictions imposed under subparagraph (a) above upon Restricted Stock Awards will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Restricted Stock Award. In the event a holder of a Restricted Stock Award ceases to be an employee, director, consultant or advisor of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her employment, directorship or consulting or advising relationship terminates will be returned to or repurchased, as the case may be, by the Company unless the Committee determines otherwise.

     (c) Subject to the provisions of subparagraphs (a) and (b) above, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to receive all dividends and other distributions paid or made with respect thereto; provided, however, that, if requested by the Company, he or she shall execute an irrevocable proxy or enter into a voting agreement with the Company as determined by the Committee for the purpose of granting the Company or its nominee the right to vote all shares that remain subject to restrictions under this Section 7 in the same proportions (for and against) as the outstanding voting shares of the Company that are not subject to such restrictions are voted by the other shareholders of the Company on any matter, unless the Committee determines otherwise.

8.   ADJUSTMENT PROVISIONS.

     (a) All of the share numbers set forth in the Plan reflect the capital structure of the Company at the time of the effectiveness of the Plan. If subsequent to such date the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum numbers and kinds of shares provided in Section 3, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

     (b) In the event of an Acquisition or a Change in Control, the unvested shares of Common Stock held as Restricted Stock Awards shall immediately vest in full.

     (c) Upon a Change in Control or Acquisition, all outstanding Options shall Accelerate. The Committee, in its discretion, may grant Options which by their terms provide for accelerated vesting upon such conditions as determined by the Committee.

     (d) Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, shall be appropriately adjusted, immediately after such Acquisition, to apply to the number and class of securities that would have been issued to the Option holder, upon consummation of such Acquisition, had such holder exercised such Option immediately prior to such Acquisition. Appropriate adjustments shall also be made to the Option price payable per share, provided, that the aggregate Option price payable for such securities shall remain the same. The class and number of securities available for issuance under the Plan following the consummation of such Acquisition shall be appropriately adjusted.

     (e) Adjustments under this Section 8 will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof so as to effectuate the intent of this Section 8 will be final, binding, and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

9.   GENERAL PROVISIONS.

     (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue in the employ of or as a director, consultant or adviser to the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment, directorship or consulting or advising relationship of any Participant at any time, with or without cause.

     (b) No shares of Common Stock will be issued or transferred pursuant to an Option or Restricted Stock Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Option or Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements.

     (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

     (d) Except as set forth in paragraph (e) below, no Option and no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge, or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Option in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option.

     (e) The Committee may, upon the grant of a Nonqualified Stock Option or a Restricted Stock Award or by amendment to any written agreement or instrument evidencing such Nonqualified Stock Option or Restricted Stock Award, provide that such Nonqualified Stock Option or Restricted Stock Award be transferable by the person to whom such Nonqualified Stock Option or Restricted Stock Award was granted, without payment of consideration, to a Permitted Transferee of such person; provided, however, that no transfer of a Nonqualified Stock Option or Restricted Stock Award shall be valid unless first approved by the Committee, acting in its sole discretion.

     (f) The written agreements or instruments evidencing Restricted Stock Awards or Options granted under the Plan may contain such other provisions as the Committee may deem advisable. Without limiting the foregoing, and if so authorized by the Committee, the Company may, with the consent of the Participant and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation with respect to the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there shall be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, shall thereafter be available for other grants.

10.  AMENDMENT AND TERMINATION.

     (a) The Board shall have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to applicable law and the rights of holders of outstanding Options and Restricted Stock Awards on the date of such action.

     (b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Option or Restricted Stock Award held by such Participant as it deems advisable.

     (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligation under any Option or Restricted Stock Award previously granted to such Participant under the Plan.

11.  EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

     The Plan became effective upon its adoption by the Board and by the Company's stockholders on February 17, 1999. Unless previously terminated, the Plan will terminate on February 16, 2009.